Exhibit 10.3

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.

OTHER TRANSACTION FOR ADVANCED RESEARCH (OTAR)
Agreement No.: 75A50122C00081
BETWEEN
VIR BIOTECHNOLOGY, INC
1800 OWENS STREET, SUITE 900
SAN FRANCISCO, CA 94158
AND
THE UNITED STATES OF AMERICA
DEPARTMENT OF HEALTH AND HUMAN SERVICES
BIOMEDICAL ADVANCED RESEARCH AND DEVELOPMENT AUTHORITY
330 INDEPENDENCE AVENUE, SW G640
WASHINGTON, DC 20201

CONCERNING

Pre-exposure prophylactic monoclonal antibodies for the prevention of influenza illness and medical countermeasures for other emerging pathogens of pandemic potential

Agreement No.: 75A50122C00081
Amendment No. P00001

Effective Date of Amendment: This Amendment No. P0000l (the "Amendment") will be effective upon last signature in Section Ill.

Total Amount of the Agreement is increased by [***] from [***] to [***].

Government Share of Total Amount of the Agreement remains unchanged and is not to exceed
$1,000,000,000.

Recipient Share of Total Amount of the Agreement is increased by [***] from [***] to [***].

Current Government commitment is increased by $61,300,401 from $55,000,000 to
$116,300,401.

Current Recipient commitment is increased by [***] from [***] to [***].
Authority: Section 319L of the Public Health Service Act, 42 USC 247d-7e.

Line of Accounting and Appropriation:

CUN	PRISM line item	Title	Requisition (OS)	Appropriation Year	CAN	Object Class	Amt. (Govt Share)	Changed or Unchanged
0001	0001	Base Period: VIR-2482- 4002 PENNISULA Phase 2 study	[***]	2022	[***]	25103	$50,000,000.00	Unchanged
0001	0001	Base Period: VIR-2482- 4002 PENNISULA Phase 2 study	[***]	2022	[***]	25103	$5,000,000.00	Unchanged
0001	0001	VIR-2482-4002 PENNISULA Phase 2 study	[***]	2023	[***]	25106	+$11,249,523.00	Changed
0013	0002	Option 12- FASTx VIR- 7229	[***]	2023	[***]	25106	+$40,000,000.00	Changed
0014	0003	Option 12- FASTx [***]	[***]	2023	[***]	25106	+$2,976,862.50	Changed
0014	0004	Option 12- FASTx [***]	[***]	2023	[***]	25106	+$7,074,015.50	Changed
Total							$55,000,000.00 +61,300,401.00	Changed
							$116,300,401.00

I.AMENDMENT PURPOSE: The purpose of this amendment is to:

a.Restate the Cost Sharing table due to change in indirect rates from 2022 to 2023, increase and obligate study costs in CUN 0001, and exercise and obligate funds to Option 12.
b.Replace the dispute escalation Recipient senior management member.
c.Replace Recipient signatory.
d.Add additional assets to address BARDA's FASTx program for research and development of a novel alternative mAb expression platform for SARS-CoV-2 [***].
e.Update the Statement of Objectives (SOO) (Attachment 1) to reflect FASTx work packages for Option 12 CUNS 0013 and 0014. CUNS 0013 and 0014 as described on Attachment 1, Statement of Objectives Amendment 1 are considered added and funded non-severable independent work packages as of the date of this amendment
f.Add conditional clause to CUN 0013.
g.Update the term of the agreement in line with Option 12 period of performance.

II.AMENDMENT CHANGES:

a.Article V: Cost Sharing, paragraph C.1., Base Period and Option Period Cost Share table is deleted and replaced with the following:

Delete the following:

1.Base Period and Option Period Cost Share

The table as shown below represents the Parties' Total Estimated Cost and Cost Shares under the SOO for the Base Period and Option Periods of this Agreement. The Cost Share will be determined by the OTAO prior to exercise of the respective Option. Furthermore, any recommendation of the JOC is subject to the final decision and signature authority of the OTAO.

Options	Total Estimated Cost	BARDA EID Share	BARDA CBRN share	Recipient Share
Base	[***]	$55,000,000	$—	[***]
Option 1	[***]	$11,740,645	TBD	[***]
Option 2	[***]	$—	TBD	[***]
Option 3	[***]	$23,876,603	TBD	[***]
Option 4	[***]	$24,769,620	TBD	[***]
Option 5	[***]	$563,123,932	TBD	[***]
Option 6	[***]	$19,241,706	TBD	[***]
Option 7	[***]	$7,013,741	TBD	[***]
Option 8	[***]	$16,262,174	TBD	[***]
Option 9	[***]	$39,884,165	TBD	[***]
Option 10	[***]	$26,776,651	TBD	[***]
Option 11	[***]	$212,310,763	TBD	[***]
Option 12	[***]	TBD	TBD	[***]
Total	[***]	Not to exceed $1,000,000,000		[***]

Replace with the following:

1.Base Period and Option Period Cost Share

The table as shown below represents the Parties' Total Estimated Cost and Cost Shares under the SOO for the Base Period and Option Periods of this Agreement. The Cost Share will be determined by the OTAO prior to exercise of the respective Option. Furthermore, any recommendation of the JOC is subject to the final decision and signature authority of the OTAO.

Options	Total Estimated Cost	BARDA EID Share	BARDA CBRN share	Recipient Share
Base	[***]	$66,249,523	$—	[***]
Option 1 Unexercised	[***]	$—	$—	[***]
Option 2 Unexercised	[***]	$—	$—	[***]
Option 3 Unexercised	[***]	$23,876,604	$—	[***]
Option 4 Unexercised	[***]	$24,769,620	$—	[***]
Option 5 Unexercised	[***]	$513,984,425	$—	[***]

Options	Total Estimated Cost	BARDA EID Share	BARDA CBRN share	Recipient Share
Option 6 Unexercised	[***]	$19,241,706	$—	[***]
Option 7 Unexercised	[***]	$6,593,491	$—	[***]
Option 8 Unexercised	[***]	$16,262,174	$—	[***]
Option 9 Unexercised	[***]	$39,884,165	$—	[***]
Option 10 Unexercised	[***]	$26,776,651	$—	[***]
Option 11 Unexercised	[***]	$212,310,763	$—	[***]
Option 12 CUN 13 Exercised (NextGen Funding)	[***]	$—	$40,000,000	[***]
Option 12 CUN 14 Exercised	[***]	$—	$10,050,878	[***]
Total	[***]	Not to Exceed $1,000,000,000		[***]

Delete the following:

2.Indirect Cost Rates

The following provisional billing rates are incorporated into the Agreement and will be utilized for billing purposes during the Base Period pending the establishment of final indirect cost rates for each fiscal year or until revised by the OTAO.

Rate Type	2022 Provisional Rate (Ceiling Rates)	Allocation Base
Fringe	[***]	Total Salaries
Overhead	[***]	Total Direct Labor Plus Fringe
G&A	[***]	Total Costs Input

Ceilings are hereby established on indirect costs reimbursable under this Agreement. Therefore, the Government will not be obligated to pay any additional amounts if the final indirect cost rates developed by the cognizant audit activity based on actual allowable costs exceed the ceiling rates set forth above. The recipient may count the costs that exceed the ceiling rates toward their Cost Share.

In the event the final indirect cost rates are less than the above-established ceiling rates, the negotiated final rates shall be reduced to conform to the lower rates and the Recipient shall reimburse the Government for the overage.

The Recipient shall submit an adequate final indirect cost rate proposal to the OTAO and the cognizant auditor within the [***] period following the end of each of its fiscal years during the period of performance. The OTAO may grant, in writing, reasonable extensions, for exceptional circumstances only, when requested in writing by the Recipient.

Replace with the following:

2.Indirect Cost Rates

The following provisional billing rates are incorporated into the Agreement and will be utilized for billing purposes during the Base Period pending the establishment of final indirect cost rates for each fiscal year or until revised by the OTAO.

Rate Type	2022 Provisional Rate (Ceiling Rates)	Allocation Base
Fringe	[***]	Total Salaries
Overhead	[***]	Total Direct Labor Plus Fringe
G&A	[***]	Total Costs Input

Effective Amendment P0000l:

Rate Type	Provisional Rate (Ceiling Rates)	Allocation Base
Fringe	[***]	Total Salaries
Overhead	[***]	Total Direct Labor Plus Fringe
G&A	[***]	Total Costs Input

Ceilings are hereby established on indirect costs reimbursable under this Agreement. Therefore, the Government will not be obligated to pay any additional amounts if the final indirect cost rates developed by the cognizant audit activity based on actual allowable costs exceed the ceiling rates set forth above. The recipient may count the costs that exceed the ceiling rates toward their Cost Share.

In the event the final indirect cost rates are less than the above-established ceiling rates, the negotiated final rates shall be reduced to conform to the lower rates and the Recipient shall reimburse the Government for the overage.

The Recipient shall submit an adequate final indirect cost rate proposal to the OTAO and the cognizant auditor within the [***] period following the end of each of its fiscal years during the period of performance. The OTAO may grant, in writing, reasonable extensions, for exceptional circumstances only, when requested in writing by the Recipient.

b.Article Ill: Program Management, section A, paragraph 3: Recipient senior management member identified as [***] will be replaced with [***], as follows:

The JOC will meet by teleconference or in-person to review progress. The JOC will recommend the strategy to be covered Under This Agreement during the subsequent funding period, as well as how BARDA and Recipient funding will be allocated across these activities. The recommendations would be submitted, as appropriate, to the relevant Recipient governance board(s) for endorsement and decision. If endorsed by the Recipient and mutually agreed to by BARDA, the recommendations will be incorporated into the 500 and this Agreement through modifications as described in Article Ill. In the event that a JOC decision cannot be reached, the matter will be escalated to one BARDA senior management member, identified as [***] and one Recipient senior management member identified as [***], in a good faith effort to achieve resolution. Final JOC decisions will be formalized in a memorandum and signed by both Parties.

c.Recipient Signatory will be [***].

d.Attachment 1: 500 shall be deleted and replaced with Attachment 1: Statement of Objectives Amendment 1.

e.Attachment 1: 500 shall be deleted and replaced with Attachment 1: Statement of Objectives Amendment 1.

f.[***]

g.Article II: Term, Section A, Paragraph 1 shall be deleted and replaced with "The Term of this Agreement commences upon the effective date of September 30, 2022, and extends through July 13, 2027."

Ill.    EXECUTION

Capitalized terms not otherwise defined herein shall have their respective meanings in the Agreement. Except as provided in this Amendment, all terms and conditions of the Agreement, unless previously changed, remain unchanged and in full force and effect.

Acknowledged, accepted, and agreed for:

VIR BIOTECHNOLOGY, INC	U.S. DEPARTMENT OF HEALTH & HUMAN SERVICES ADMINISTRATION FOR STRATEGIC PREPAREDNESS & RESPONSE BIOMEDICAL ADVANCED RESEARCH & DEVELOPMENT AUTHORITY

[***]	[***]
September 28, 2023	September 28, 2023
Date	Date

Attachment A: [***]